UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) April 29, 2021

LITHIUM CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-54332	0530295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1031 Railroad St., Ste 102B, Elko, Nevada	89801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (775) 410-5287

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 29, 2021 Lithium Corporation (“LTUM” or the “Company”), signed a binding Letter of Intent (LOI) with Altura Mining Limited (Altura – ASX:AJM/OTC:ALTAF), under which Altura has agreed to a Joint Venture earn-in of a 60% interest on the Company’s Fish Lake Valley lithium-in-brine prospect in Esmeralda County Nevada.

Under the terms of the LOI Altura is to pay LTUM $50,000 USD within five days of signing, followed by a 60 day due diligence period.  Subsequent to due diligence and the signing of a formal agreement (by July 31st or other mutually agreed date) Altura is to pay the Company a further $100,000 and issue the equivalent of $100,000 of Alturas common stock.  Following this on each annual anniversary of the signing of the formal agreement, Altura is to:

•	1st Anniversary pay LTUM $100,000 and issue the equivalent of $100,000 shares
•	2nd Anniversary pay LTUM $125,000 and issue the equivalent of $100,000 shares
•	3rd Anniversary pay LTUM $150,000 and issue the equivalent of $100,000 shares
•	4th Anniversary pay LTUM $150,000 and issue the equivalent of $100,000 shares

Additionally Altura is to perform exploration and development work on the property in the value of:

•	Year 1 - $200,000
•	Year 2 - $400,000
•	Year 3 - $600,000
•	Year 4 - $800,000

On completion of the above Altura will be deemed to have earned a 60% interest in the Fish Lake Valley Project.  Altura will have the option to accelerate earn-in at Fish Lake Valley, and after earn-in will have the option within 1 year of earn-in to purchase a further 20% interest in the property by paying LTUM $1,750,000.  Also within two years of making the initial purchase of a portion of the Company’s residual interest Altura may purchase LTUM’s remaining 20% interest in the property for a further $1,750,000 at which point Lithium Corporation’s interest in the property would revert to a 2.5% Net Smelter Royalty.

Item 7.01 Regulation FD Disclosure.

On April 30, 2021, the Company issued a news releases regarding the LOI with Altura.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Letter of Intent, by and between Lithium Corporation and Altura Mining Limited, dated April 29, 2021.

99.1	News Release dated April 30, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITHIUM CORPORATION

/s/ Tom Lewis
Tom Lewis
President and Chief Executive Officer
Date: May 4, 2021

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